A-1 124210750v2 EXHIBIT A TO RESTRICTED STOCK UNIT GRANT NOTICE AWARD AGREEMENT 1. Award of Restricted Stock Units. Effective as of the Grant Date set forth in the Grant Notice, the Company has granted to Participant the number of Restricted Stock Units set forth in the Grant Notice, subject to the restrictions and on the terms and conditions set forth in the Grant Notice, the Plan and this Agreement. 2. Vesting of Restricted Stock Units. The Award will vest on the last day of the Performance Period, subject to Participant’s continued service with the Company through such date, based on the achievement of the performance metrics described below. Solely for purposes of this Agreement, service with the Company will be deemed to include service with an Affiliate of the Company (for only so long as such entity remains an Affiliate of the Company). a. TSR Performance Metric. Fifty percent (50%) of the Target Restricted Stock Units will be eligible to vest based on the achievement of the TSR performance metric (the “TSR Target Units”). Subject to Participant’s continued service through the last day of the Performance Period, if the Company’s TSR performance is equal to or greater than the median (50th percentile) of the TSR performance of the companies in the KBW Regional Bank Index (the “KRX”) during the Performance Period, then a percentage of TSR Target Units will vest as set forth in the following table, and further described below: Performance Level Relative Three-Year TSR Percentile Rank Percent of TSR Target Units Vesting Threshold 50th Percentile 50% Target 62.5th Percentile 100% Maximum 75th Percentile 150% “TSR” or total shareholder return, means (x) the Average Closing Price of a company’s share of common stock determined as of the last day of the Performance Period less the Average Closing Price of a company’s share of common stock determined as of the first day of the Performance Period plus reinvested dividends, (y) divided by the Average Closing Price of a company’s share of common stock determined as of the first day of the Performance Period. For purposes of this calculation, “Average Closing Price” means, as of any date, the average of the closing price of the applicable stock for the last twenty (20) trading days immediately preceding the applicable determination date. The Committee shall have the authority to make appropriate equitable adjustments to account for extraordinary items affecting the TSR. Once the TSR values are calculated for the companies comprising the KRX, the values will be numerically ranked and the median of the TSR percentile ranking will be identified as the 50th percentile. If the Company’s TSR performance was equal to or greater than the 50th percentile of the KRX, Participant will vest into the number of TSR Target Units determined in accordance with the table above. In the event that the Company’s performance falls between Threshold and Target, or Target and Maximum, the number of TSR Target Units that vest will be determined by straight line interpolation. Except as provided in Section 3, any TSR Target Units that do not vest in accordance with this Section 2.a shall be forfeited. Exhibit 10.24

b. ROAA Performance Metric. Fifty percent (50%) of the Target Restricted Stock Units will be eligible to vest based on the achievement of the ROAA performance metric (the “ROAA Target Units”). Subject to Participant’s continued service through the last day of the Performance Period, if the Company’s ROAA performance is equal to or greater than the median (50th percentile) of the ROAA of the companies in the KRX during the Performance Period, then a percentage of ROAA Target Units will vest as set forth in the following table, and further described below: Performance Level Relative Three-Year ROAA Percentile Rank Percent of ROAA Target Units Vesting Threshold 50th Percentile 50% Target 62.5th Percentile 100% Maximum 75th Percentile 150% “ROAA,” or Return on Average Assets, means such metric as reported in the applicable company’s financial statements. The Company’s ROAA shall be determined at the end of each calendar year during the Performance Period, and then added together and divided by three to determine the average ROAA for the Performance Period for the purposes of this Award. Using the same methodology, the three-year average ROAA values will be calculated for the companies comprising the KRX. Such values will be numerically ranked and the median of the ROAA percentile ranking will be identified as the 50th percentile. If the Company’s 3 year ROAA average performance is equal to or greater than the 50th percentile of the KRX, Participant will vest into the number of ROAA Target Units determined in accordance with the table above. In the event that the Company’s performance falls between Threshold and Target, or Target and Maximum, the number of ROAA Target Units that vest will be determined by straight line interpolation. Except as provided in Section 3, any ROAA Target Units that do not vest in accordance with this Section 2.b shall be forfeited. c. KRX Component Company Adjustments. Only companies that have been included in the KRX from the first day of the Performance Period through the last day of the Performance Period (or if earlier, a Change in Control) will be considered companies in the “KRX” for the purposes of this Agreement. 3. Effect of Termination of Service or Change in Control During the Performance Period. a. Death or Disability. If, prior to the end of the Performance Period and during the continued service of Participant to the Company, Participant dies or becomes Disabled, then the Performance Period shall be deemed to have been completed and a number of Restricted Stock Units shall vest in an amount equal to 100% of the number of Target Restricted Stock Units. Any remaining Restricted Stock Units will be forfeited immediately upon Participant’s death or Disability. b. Retirement. If, prior to the end of the Performance Period and during Participant’s continued service to the Company, Participant terminates employment due to Retirement, Participant shall remain eligible to vest into the Restricted Stock Units at the end of the Performance Period based upon the formulas set forth in Section 2, to the same degree as Participant would have been eligible to vest into the Restricted Stock Units had Participant remained an active employee through the Performance Period. c. Change in Control. In the event of a Change in Control:

(1) if the Award is not assumed, converted or replaced by the resulting entity in the Change in Control, the Award will become vested based on assumed TSR and ROAA performance results at the greater of (i) target and (ii) estimated actual performance through the Change in Control, as determined by the Committee in its sole discretion; and (2) if the Award is assumed, converted or replaced by the resulting entity in the Change in Control, but Participant subsequently experiences a Change in Control Termination, the Award will become vested based on assumed TSR and ROAA performance results at the greater of (i) target and (ii) estimated actual performance through the Change in Control (and for the avoidance of doubt, not the later employment termination date), as determined by the Committee in its sole discretion. d. Other Employment Termination. Unless otherwise provided by the Committee, upon Participant’s cessation of continued service during the Performance Period for any reason other as set forth in this Section 3, all of the Restricted Stock Units shall be forfeited. 4. Definitions. For the purposes of this Agreement: a. “Change in Control Termination” shall have the meaning ascribed to such term in Participant’s employment agreement, provided that it shall only apply to a termination that occurs on or within the 12 months following a Change in Control. In the event that Participant is not a party to an employment agreement with the Company or its Affiliate, or such agreement does not specifically define “Change in Control Termination,” then, for the purposes of the Grant Notice and this Agreement, such term shall mean that Participant is terminated by the Company without Cause on or within the 12 months following a Change in Control. b. “Retirement” shall mean a termination of Participant’s employment other than a termination of employment for Cause, or as a result of Participant’s death or Disability with the Company or its Affiliates after Participant has attained age 65 and completed at least five (5) years of employment with the Company or its Affiliates. 5. No Dividend Equivalent Rights. Participant shall have no entitlement to dividend equivalent rights hereunder. 6. Settlement of Restricted Stock Units. Unless otherwise required by Section 9, one Share will be delivered with respect to each Restricted Stock Unit that vests as set forth below. Any fractional Shares will be rounded up or down to the nearest next whole Share. The distribution to Participant, or in the case of Participant’s death, to Participant’s legal representative or beneficiary(ies), of such Shares shall be evidenced by a stock certificate, appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company, or other appropriate means as determined by the Company. a. All Restricted Stock Units that vest at the end of the Performance Period as a result of Participant’s continued service through the end of the Performance Period, or Participant’s earlier Retirement, shall be settled within 60 days of the end of the Performance Period. b. All Restricted Stock Units that vest upon Participant’s death or Disability will be settled within 60 days of Participant’s death or disability. c. All Restricted Stock Unis that vest upon a Change in Control will be settled within 60 days of the Change in Control. d. All Restricted Stock Units that vest upon a Change in Control Termination will be settled within 60 days of the Change in Control Termination.

7. Non-Transferability of Restricted Stock Units. Except as may be permitted by the Committee in accordance with Section 14 of the Plan, Restricted Stock Units may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner, either voluntarily or involuntarily, other than by will or by the laws of descent and distribution. 8. Tax Consequences. Participant understands that Participant is not eligible to file an election under Section 83(b) of the Code with respect to the grant of Restricted Stock Units hereunder. Participant acknowledges that the Company has not advised Participant regarding Participant’s tax liability in connection with the Restricted Stock Units. Participant acknowledges that Participant has reviewed with Participant’s own tax advisors the tax treatment of the Restricted Stock Units and is relying solely on those advisors in that regard. 9. Section 409A. a. This Agreement is intended to be exempt from or otherwise comply with the provisions of Section 409A of the Code (“Section 409A”) and should be interpreted accordingly. Nonetheless, the Company does not guarantee the tax treatment of the Restricted Stock Units. The Company may change or modify the terms of this Agreement without Participant’s consent if the Company determines, in its sole discretion, that such change or modification is necessary for purposes of compliance with or exemption from the requirements of Section 409A or any regulations or other guidance issued thereunder. b. If, as of the date of Participant’s “separation from service” from the Company (within the meaning of Section 409A), Participant is a “specified employee” (within the meaning of Section 409A), then to the extent necessary to avoid the imposition of taxes, interest and penalties under Section 409A, the issuance of Shares under Section 6 herein shall be delayed until the day following the six month anniversary of the separation from service. c. Notwithstanding anything herein to the contrary, the Company may terminate this arrangement at any time in a manner consistent with the requirements of Section 409A. 10. No Continuation of Service. Neither the Plan nor this Agreement will confer upon Participant any right to continue in the employment or service of the Company or any of its Affiliates, or limit in any respect the right of the Company or its Affiliates to discharge Participant at any time, for any reason. 11. The Plan. Participant has received a copy of the Plan, has read the Plan and is familiar with its terms, and hereby accepts the Award subject to the terms and provisions of the Plan. Pursuant to the Plan, the Committee is authorized to interpret the Plan and to adopt rules and regulations not inconsistent with the Plan as it deems appropriate. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee with respect to questions arising under the Plan, the Grant Notice or this Agreement. 12. Company Policies. Participant agrees, in consideration for the grant of the Restricted Stock Units, to be subject to any policies of the Company and its Affiliates regarding clawbacks, securities trading, and hedging or pledging of securities that may be in effect from time to time, or as may otherwise be required by applicable law, regulation or exchange listing standard. 13. Entire Agreement. The Grant Notice and this Agreement, together with the Plan, represent the entire agreement between the parties with respect to the subject matter hereof and supersede any prior agreement, written or otherwise, relating to the subject matter hereof.

14. Amendment. This Agreement may only be amended by a writing signed by each of the parties hereto; provided that the Company may amend this Agreement without Participant’s consent, (i) if the amendment does not materially impair Participant’s rights hereunder or (ii) pursuant to Section 9 hereto. 15. Governing Law. This Agreement will be construed in accordance with the laws and judicial decisions of the State of Maryland, without regard to the application of the principles of conflicts of laws. 16. Headings. The headings in this Agreement are for convenience only. They form no part of the Agreement and will not affect its interpretation. 17. Electronic Delivery of Documents. Participant authorizes the Company to deliver electronically any prospectuses or other documentation related to the Option and any other compensation or benefit plan or arrangement in effect from time to time (including, without limitation, reports, proxy statements or other documents that are required to be delivered to participants in such arrangements pursuant to federal or state laws, rules or regulations). For this purpose, electronic delivery will include, without limitation, delivery by means of e-mail or e-mail notification that such documentation is available on the Company’s Intranet site. Upon written request, the Company will provide to Participant a paper copy of any document also delivered to Participant electronically. The authorization described in this paragraph may be revoked by Participant at any time by written notice to the Company. 18. Further Assurances. Participant agrees, upon demand of the Company, to do all acts and execute, deliver and perform all additional documents, instruments and agreements which may be reasonably required by the Company to implement the provisions and purposes of this Agreement and the Plan.